Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

As adopted to Section 906 of the Sarbanes-Oxley Act of 2002

I, E. Gerald Kay, the Chief Executive Officer of Integrated BioPharma, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.

the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INTEGRATED BIOPHARMA, INC.

Date: November 15, 2004	By: /s/ E. Gerald Kay
Name: E. Gerald Kay
Title: Chief Executive Officer